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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 AUGUST 23, 2005

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
              (Registrant's telephone number, including area code)

                           MARINE JET TECHNOLOGY CORP.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 23, 2005, Blue Holdings, Inc. (the "Company") entered into a First Amendment to Employment Agreement (the "Amendment") with Philippe Naouri. The Amendment, effective August 1, 2005, amends the Employment Agreement ("Employment Agreement") entered into with Mr. Naouri on July 8, 2005. Pursuant to the terms of the Amendment, Mr. Naouri is no longer required to devote all of his time to the Company's business and in consideration therefor, is no longer entitled to receive a 1% commission on the net sales of all Antik Denim brand apparel sold by the Company. Mr. Naouri is, however, required to devote such time to the Company's business as is necessary to perform his duties under the Employment Agreement. The Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by this reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. None.

         (b)      PRO FORMA FINANCIAL INFORMATION. None.

         (c)      EXHIBITS.

                  10.1 First Amendment to Employment Agreement dated to be effective August 1, 2005, between Blue Holdings, Inc. and Philippe Naouri.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE HOLDINGS, INC.


Date:  August 25, 2005              By:     /S/ PATRICK CHOW
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION OF EXHIBIT
-------           --------------------------------------------------------------

10.1 First Amendment to Employment Agreement dated to be effective August 1, 2005, between Blue Holdings, Inc. and Philippe Naouri.


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